EXHIBIT 10.7

   CONSULTANT AGREEMENT

This CONSULTANT AGREEMENT (the "Agreement"), is made by and between Pro Squared, Inc. ("Pro ") with offices at 1770 St. James Place, Suite 115, Houston, Texas 77056, and ________________ ("Consultant").

                                   WITNESSETH:
                                   -----------

This  Agreement  is  based  upon  the  following  recitals:

1. Pro desires to retain the services of Consultant on a temporary basis for the project or purpose described herein, and Consultant desires to provide such services for Pro at Pro 's facilities in work location(s) owned or operated by Pro or an affiliate of Pro at various locations within the United States, its territories and possessions on the terms and conditions set forth below;

2.     Consultant  is  a  citizen  or  legally authorized resident of the United
States who accepted employment for this project while residing in the United States, and who delivered this Agreement to Pro for acceptance in Houston, Texas;

3. This Agreement was accepted and executed by or on behalf of Pro at Houston, Texas; and

4. Pro and Consultant desire that only the laws of the United States and the State of Texas, and not those of any other jurisdiction, shall govern this Agreement and any disputes arising under this Agreement.

Therefore, in consideration of the foregoing and of the premises set forth before the parties hereto intending to be legally, bound, agree as follows:

1.     ASSIGNMENT:
       ----------

     Assignment  Length:     Short-Term  (less  than  11  months)
     ------------------
     Effective  Date:        _________,  2001
     ---------------


2.     FEES:
       ----

Fees will be in accordance with the Fee Agreement attached and made an integral portion hereto.


3.     TAXES  AND  INSURANCE:
       ---------------------

The Consultant is strictly responsible for all state, federal, local or jurisdictional taxes or fees, including, but not limited to, self-employment, income, worker's compensation, unemployment taxes, and licensing or registration fees, that may accrue as a result of this engagement.

4.     PER  DIEM  TRAVEL,  MOVING  AND  RELOCATION  EXPENSES:
       -----------------------------------------------------

The Consultant will arrange lodging in reasonable quarters near the assignment, Residence Inn or similar. All lodging expenses will be claimed on the Consultant Expense Report form on a weekly basis.

Consultants will be provided a per diem, in accordance with guidelines established by Pro for meals, laundry, dry cleaning and other miscellaneous expenses while on assignment.

Transportation to and from the work site will be provided as deemed necessary by Assignment Management and may be shared or dedicated vehicles.

All Lodging, Transportation and Per Diem expenses will be paid separately from the bi-weekly or monthly labor reimbursement.

Travel  Pay:  Will  be  paid  per  the  fee  agreement  attached.
-----------

Transportation:  Coach  Class  air  transportation  will  be  reimbursed  for
--------------
mobilization and demobilization travel unless otherwise noted. All other authorized and reimbursed travel will be via least cost unrestricted economy class unless otherwise noted.

Travel Expenses: The actual, reasonable costs incurred for all other authorized travel expenses will be reimbursed with proper documentation.


5.     BENEFITS:
       --------

Consultant is eligible for health insurance benefits of Pro  and its Affiliates.


6.     PROCESSING  EXPENSES:
       --------------------

A drug screen may be required for all newly hired Consultants. In addition, the Consultant will require any necessary safety training, or orientation necessary to access Client facilities. Any costs associated with these requirements will be the responsibility of Pro . Any costs associated with Passports, Visas or inoculations required for foreign assignments will also be borne by Pro .

7.     FEE  DISPENSATION:
       -----------------

a) Consultant's fees and reimbursements will be distributed per the attached fee agreement.

8.     EMERGENCY  MEDICAL  SERVICES:
       ----------------------------

Pro will provide emergency medical service for injured Consultants, including transport to appropriate medical facilities when necessary.


                           HANSON - PRO  FEE AGREEMENT
                           ---------------------------

BENEFITS:
Consultant may be eligible for benefits provided to Consultants of Pro and its Affiliates.

STATUS:

_______

LODGING  OR  HOUSING:

Reasonable costs for lodging or housing while on assignment will be reimbursed by Pro .

FEES  AND  PER  DIEM  COMPENSATION:

The Pro agrees to pay and the Consultant agrees to accept, in full payment for Consultant's services under this Agreement, fees to be paid on a monthly basis, calculated on the basis of $____ PER HOUR FOR THE FIRST 40 HOURS WORKED PER WEEK, and $____ PER HOUR for authorized scheduled overtime in excess of forty
(40)  hours  per  week.

PER  DIEM:

Per Diem of $____ will be paid for all days on assignment in Kansas City, Kansas area, including travel days, and will be reimbursed monthly. For other cities the per diem rate will change per the then current U. S. Government authorized per diem amounts.

1.1     BENEFITS.  Consultant  may  be  provided  benefits  under  the plans and
        --------
programs  provided  by  Pro.

1.2     ACCEPTANCE  OF AGREEMENT BY PRO.  Consultant's signing of this Agreement
        -------------------------------
constitutes a conditional offer by Consultant to begin employment with Pro for the project described in this Agreement. In order to become effective, this Agreement must be accepted by Pro , Consultant must satisfactorily complete any applicable requirements of Pro (e.g., drug test and trial period), and Consultant must comply with and meet all requirements for entry into Client premises, including safety orientation and security clearance, if required.

2.     TERMINATION  OF  AGREEMENT.
       --------------------------

The term of this agreement shall begin on the date of its acceptance by Pro and shall terminate on December 31, 2001 or upon occurrence of any of the following events:

2.1     PROJECT COMPLETION.  Upon completion of Consultant's responsibilities in
        ------------------
relation to the project described herein, as determined by Pro , this Agreement will terminate in accordance with its terms. In that event, Consultant will receive compensation for all hours worked through the completion date. In addition, Pro will return Consultant to his or her point of origin.

2.2     TRIAL PERIOD.  If Consultant has not previously performed duties for Pro
        ------------
, either party may terminate this Agreement without prior notice or reason during the first two (2) months following Pro 's acceptance of the Agreement. If Consultant has completed at least two (2) weeks of service under this Agreement and the Agreement is terminated during the trial period, the Pro shall have no obligation other than to pay Consultant for all time actually worked, and to return Consultant to his or her point of origin.

If Consultant terminates this Agreement before completing two weeks or service, Pro shall have no obligation other than to pay Consultant for time actually worked and shall not be responsible for transportation or costs for mobilization or demobilization. All expenses of relocation will be for Consultant's account.

2.3     FOR  CAUSE.  Following  the  Trial  Period,  Pro  may  terminate  this
        ----------
Agreement immediately without prior notice to Consultant for violation of any one or more of the Rules and Regulations set out herein. Such termination shall be considered to be a termination for cause. If Pro terminates this Agreement for any of these reasons, Pro shall have no obligation other than to pay wages to Consultant for all time actually worked and shall not be responsible for transportation or costs for mobilization or demobilization. Nothing in this paragraph shall limit the right of the Pro to recover compensation from the Consultant in accordance with governing law.

2.4     WITHOUT  CAUSE.  If  Consultant  has  completed  the  Trial  Period  and
        --------------
thereafter is terminated without cause, as defined in Section 2.3 above, Consultant will be paid for all time worked through the date of termination. In addition, Consultant will be returned to his or her point of origin. These payments will be in lieu of any other payments to which Consultant otherwise would be entitled under this Agreement or any applicable law.

2.5     RESIGNATION.  A  Consultant  who  resigns  his assignment is expected to
        -----------
give Pro at least two (2) weeks prior notice of the effective date of resignation. Pro reserves the right to pay Consultant up to two (2) weeks fee in lieu of Consultant's completion of the notice period. In addition, Consultant will be returned to his or her point of origin.

3.     DISPUTE  RESOLUTION
       -------------------

3.1     GOVERNING  LAW.  This  Agreement has been made, executed by or on behalf
        --------------
of Pro , delivered and accepted in Houston, Texas, United States of America, and the parties intend and agree that this Agreement is to be governed, interpreted, construed, and enforced only in accordance with the laws of the United States and the State of Texas without reference to the choice of law principles thereof or the laws of any other jurisdiction. Each party hereby waives any and all rights or defenses available under the laws of the foreign work location not recognized or available under the laws of Texas.

3.2     DISPUTES,ARBITRATION  AGREEMENT:  All  disputes, claims, and/or requests
        -------------------------------
for specific contractual performance, or other equitable relief, or damages or any other matters in question between the parties arising out of this agreement shall be submitted for arbitration, solely. Demand shall be submitted for arbitration, solely. Demand shall be made to the American Arbitration Association and shall be conducted in Houston, Texas by a one-person arbitrator, unless the parties mutually agree otherwise. Arbitration shall be in accordance with the commercial rules of the American Arbitration Association. The Award of the Arbitrator shall be final and judgment may be entered upon it in any court having jurisdiction thereof, and the prevailing party shall be entitled to costs and reasonable attorney's fees arising out of such arbitration.


4.     MISCELLANEOUS
       -------------

4.1     WAIVER  OF  FOREIGN  BENEFITS.  In  consideration for employment and the
        -----------------------------
termination and other benefits contained in this Agreement, Consultant voluntarily waives the right to receive or pursue recovery of any other termination or other benefits under the law of any jurisdiction other than that specified in this Agreement.



4.2     CONSULTANT  COVENANTS.  Consultant  convenants  not  to:
        ---------------------
(a) become involved in a conflict of interest, including participation in, or solicitation of, business with a Client of Pro , while assigned to a Client site during the term of this Agreement or for a period of three months thereafter,

(b) violate applicable provisions of the United States Foreign Corrupt Practices Act, which generally prohibits improper payments to foreign government officials or candidates for office (Pro will explain these requirements in greater detail upon request);

(c) disclose any confidential business information of Pro , defined as all information about Pro 's business, prospects, processes or operations obtained by Consultant during his or her employment; or
(d) work or provide services to anyone else for compensation or otherwise while employed by Pro without advance written consent of Pro .

4.3     DRUG  TESTING.  Pro  prohibits  the possession, transfer, sale or use of
        -------------
alcohol, illegal drugs or controlled substances on the Pro 's premises and during working hours. Consultant agrees to submit to a test or tests for alcohol, illegal drugs or controlled substances if requested by the Pro , such tests to be conducted by collection and analysis of blood or urine samples. Consultant also agrees that the results of such tests may be reported to the Pro for the purposes of determining Consultant's compliance with this policy.

4.4     SEVERABILITY.  Any  provision of this Agreement prohibited by applicable
        ------------
law shall be invalid only to the extent of such prohibition and the other provisions of this Agreement shall remain in full force and effect.

4.5     ASSIGNMENT.  Neither  Consultant  nor  Pro  may assign this Agreement to
        ----------
third parties, except Pro may assign this Agreement to an affiliate under the control of the parent corporation of Pro without the prior consent of Consultant. Such assignment by Pro without consent of Consultant is effective upon notice to Consultant.

4.6     AMENDMENT:  NO  ORAL  MODIFICATION.  No  amendment, extension, waiver or
        ----------------------------------
modification of the terms of this Agreement shall be valid unless set forth in an instrument in writing signed by both parties hereto. No oral amendment, extension, waiver or modification of the terms of this Agreement shall be binding upon the parties to this Agreement.

4.7     ENTIRE  AGREEMENT.  This Agreement contains the entire agreement between
        -----------------
the parties regarding the subject matter contained herein; this Agreement supersedes all prior agreements, arrangements, representations and understandings, written or oral, relating to the subject matter hereof.

4.8     HEADINGS.   The  paragraph  headings  used  in  this  Agreement  are for
        --------
convenience  only  and  shall  not  affect the interpretation of this Agreement.



The  balance  of  this  page  is  blank  intentionally.  Signature page follows.

IN WITNESS WHEREOF, this Consultant Agreement has been signed by each of the parties to be effective on the date accepted by Pro .


CONSULTANT  ASSIGNMENT  AGREEMENT


                          ACKNOWLEDGMENT OF CONSULTANT
                          ----------------------------


I acknowledge that I have read the above Consultant Agreement, understand it, had sufficient opportunity to seek financial, tax and legal advice to my satisfaction, and voluntarily signed it intending to be bound by the provisions hereof.

                         CONSULTANT






                                   (PRINT  NAME)


                                    (DATE)


                                    ACCEPTANCE BY PRO
                                  -----------------


                                  For  and  on  behalf  of
                                  PRO  SQUARED,  INC.


                         BY:

                         TITLE:     PRESIDENT
                                    ---------

                         AFFILIATE:

                         DATE:

------

                          RULES AND REGULATIONS OF PRO

The following Rules and Regulations apply to all Consultants assigned to PRO subsidiaries and affiliates. These rules are intended to inform Consultants of the standard of conduct expected of them while they are assigned to perform duties for Pro 's subsidiaries and affiliates. Pro may revise or supplement the rules from time to time as circumstances, applicable law and Pro needs dictate. Violation of the rules may subject Consultants to discipline. By way of example, disciplinary actions may include verbal warning, written warning, suspension without pay to a maximum of fourteen (14) days, or termination.

The following offenses would subject the Consultant to discipline, as described above. Depending on the severity and circumstances, these offenses may make appropriate more severe discipline or by passing one or more of the disciplinary steps outlined above, and may constitute urgent reasons or basis for loss of confidence justifying immediate dismissal.

1. Violation of established safety rules or practices, including failure to wear or use required personal protective equipment.

2. Failure to perform job assignments at an acceptable level of quality or speed because of incompetence, carelessness or negligence.

3. Use of abusive language toward an employee, contractor, local resident or client.

4. Insubordination, failure to carry out assigned work or instructions in a reasonable period of time or defiance of authority.

5.     Unauthorized  or  excessive  absences  or  tardiness.

6. Negligently damaging, destroying or losing Pro property, including Pro owned or leased vehicles.

7.     Disruptive  activities  or  horseplay  on  Pro  premises  or during work.

8.     Gambling  on  Pro  property.

9.     Failure  to  report  an  occupational  injury  or  accident.

10. Intimidation or coercion of an employee by Consultant for membership or non-membership in any religious organization, society, fraternity or labor organization, or because of race, color, age, religion, sex, national origin, veteran status or disability.

11.     Unauthorized  solicitation  of  employees.

12. Sexual harassment, requests for sexual favors and/or other verbal or physical conduct of a sexual nature, or any other violation of the Pro 's policy on sexual harassment.

13.     Sleeping  while  on  the  job.

14. Conduct on or off the job which damages or could damage the Pro 's good will or reputation.

Offenses, which due to their severity, normally will result in immediate termination on a first offense, and therefore constitute urgent reason for dismissal, include but are not limited to the following:

1. Theft or embezzlement, actual or attempted, of Pro property or of the property of another individual on Pro premises or while away from Pro premises but on Pro time or business.

2. Provoking a fight or attempting to inflict injury to an employee or other consultant, contractor, local resident or client during working time, while on Pro property or while away from Pro property but on Pro time or business.

3.     Conviction  of  a  felony  or  similarly  serious  crime.

4. Willfully destroying or damaging Pro property or the property of customers or contractors. Unauthorized use or loss of Pro , customers' or contractors' property, equipment of facilities.

5. Unauthorized taking of Pro documents or information or disclosure of confidential information or trade secrets.

6. Intentional or unintentional acts that could result in an acute hazard to any personnel or significant property loss or damage.

7. Deliberate misrepresentation or falsification of information or records in connection with any Pro business or toward any employee of Pro , including applications for employment, physical examinations or tests, and/or claims for expenses, benefits or reimbursement.

8. Accepting a gratuity or kickback contribution in connection with the placement of or consideration for the placement of Pro business with another individual, organization or Pro . Undisclosed ownership or participation in any business entity that does or seeks to do business with the Pro other than stock ownership in a publicly traded business entity that does not exceed 5% of the total ownership or equity in such business entity.

9. Being at work under the influence of alcohol or using alcoholic beverages on Pro premises.

10. Possession, use, sale or transfer of illegal drugs and/or controlled substances on Pro property or during working hours, or being under the influence of illegal drugs or controlled substances during working hours.

Refusal or failure to take a test to detect the presence or use of alcohol, drugs or controlled substances if requested by a supervisor, a member of management, or a Pro safety or health official, or attempting to alter, frustrate or obscure the results of any such test of any Pro Consultant or contractor.